SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934






                                  JUNE 12, 1998
                Date of report (Date of earliest event reported)





                                  U-SHIP, INC.
               (Exact Name of Registrant as Specified in Charter)



               UTAH                     000-28452             39-1713181
   (State or Other Jurisdiction       (Commission           (IRS Employer
         of Incorporation)            File Number)      Identification Number)




                              5583 WEST 78TH STREET
                             EDINA, MINNESOTA 55439
          (Address of Principal Executive Offices, including Zip Code)


                                 (612) 941-4080
              (Registrant's Telephone Number, including Area Code)

ITEM 5      OTHER EVENTS

            Pursuant to a letter from Nasdaq to the Company dated May 29, 1998, in which Nasdaq approved the Company's compliance with certain requirements for continued listing of the Company's common stock on the Nasdaq SmallCap Market, the Company is submitting the following information to verify that the net tangible assets of the Company were at least $3.7 million on a pro forma unaudited basis as of April 30, 1998.

            By separate closings on June 2, 1998, and June 8, 1998, the Company completed a private placement in which it sold to accredited investors 2,883,824 shares of its $0.004 par value Series A Cumulative Convertible Preferred Stock (the "Preferred Shares"), together with Warrants ("the Warrant") to purchase 1,441,912 shares of Common Stock. The Preferred Shares and Warrants were sold in units ("Units"), each consisting of two (2) Preferred Shares and one (1) Warrant to purchase one share of Common Stock at a price of $1.75 per share. Each of the Preferred Shares is convertible into the Company's $0.004 par value common stock (the "Common Stock") and is entitled to a 5% cumulative annual dividend. Subject to their registration under, or exemption from, applicable federal and state securities laws, the Warrants may be exercised to purchase Common Stock any time before May 1, 2001. The Units were offered by R.J. Steichen & Co. (the "Agent"), a non-exclusive agent of the Company on a "best efforts, all or none" basis, at a purchase price of $1.20 per Unit. The total consideration received by the Company for the sale of these Units was $1,504,607, net of interest ($7080) and the Agent's commissions and nonaccountable expenses.

            On May 4, 1998, the Company sold to various individual accredited investors (collectively, the "Additional Investors") in a private placement transaction 785,837 Units at a price of $1.20 per Unit, for a total consideration received by the Company of $943,003. These Units were sold by the Company without the services of the Agent. The terms and conditions of these Units were identical to those sold to investors by the Agent in the above-referenced offering.

            The total net consideration from the sale of the Units in the two offerings described above was $2,447,610. The amount of the Company's net tangible assets as of April 30, 1998 was $1,298,869. Accordingly, on an unaudited pro forma basis, taking into account the net proceeds from the above-described private placements, the Company's net tangible assets as of April 30, 1998 was $3,753,560.

            The following is the Company's pro forma balance sheet dated as of April 30, 1998. Reference is also made to the press release dated June 3, 1998 and issued to the public by the Registrant on June 4, 1998, and attached hereto as an exhibit.


U-SHIP, INC. AND SUBSIDIARIES
Consolidated Pro-Forma Balance Sheets
(Giving effect only to net proceeds of Private Placement)

                                                                       April 30,     Private Placement     Pro Forma
                                                                         1998             Sale of          April 30,
                                                                      (ESTIMATED)          Units              1998
                                                                     ------------------------------------------------
CURRENT ASSETS:
  Cash and cash equivalents                                          $     15,286      $  2,454,690      $  2,469,976
  Short-term investments                                                     --                                  --
  Accounts receivable                                                      68,615                              68,615
  Prepaid expenses                                                          8,533                               8,533
  Inventories                                                             620,216                             620,216
                                                                     ------------------------------------------------

                                                                          712,650         2,454,690         3,167,340
                                                                     ------------------------------------------------

PROPERTY AND EQUIPMENT:
  Shipping centers                                                      1,517,529                           1,517,529
  Furniture, fixtures and equipment                                       514,486                             514,486
  Less-Accumulated depreciation                                          (889,132)                           (889,132)
                                                                     ------------------------------------------------



                                                                        1,142,883              --           1,142,883
                                                                     ------------------------------------------------

Other assets, net                                                         179,595                             179,595
                                                                     ------------------------------------------------


                                                                     $  2,035,128      $  2,454,690      $  4,489,818
                                                                     ================================================



CURRENT LIABILITIES:
  Current maturities of long-term debt and notes payable             $     59,958                              59,958
  Deferred Revenue                                                         27,431                              27,431
  Accounts payable                                                        295,360                             295,360
  Accrued liabilities                                                     266,935                             266,935
                                                                     ------------------------------------------------

                                                                          649,684              --             649,684
                                                                     ------------------------------------------------

Long-term debt, net of current maturities                                  86,575                              86,575
                                                                     ------------------------------------------------

SHAREHOLDERS' EQUITY:
  Preferred stock, $.004 par value; 25,000,000 shares authorized;
    0 issued and outstanding as of 4/30/98, 4,455,498 issued and
    outstanding as of close of private placement                             --              17,822            17,822
  Common stock, $.004 par value; 75,000,000 shares authorized;                                                   --
    4,979,717 and 4,967,669 issued and outstanding                         19,919                              19,919
  Additional paid-in capital                                           10,494,837         2,429,789        12,924,626
  Warrants                                                                 19,500                              19,500
  Accumulated deficit                                                  (9,235,387)            7,079        (9,228,308)
                                                                     ------------------------------------------------

                                                                        1,298,869         2,454,690         3,753,559
                                                                     ------------------------------------------------

                                                                     $  2,035,128      $  2,454,690      $  4,489,818
                                                                     ================================================


ITEM 7      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

            (c)     Exhibits

                    99 - Press Release dated June 3, 1998.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on June 12, 1998.

                                           U-SHIP, INC.



                                           By:    /s/ Peter C. Lytle
                                              ---------------------------
                                                  Peter C. Lytle
                                                  President

                                  EXHIBIT INDEX


EXHIBIT
NUMBER              DESCRIPTION
------              -----------

  99                Press Release dated June 3, 1998